SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                  FORM 8-K/A


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               October 31, 1996
               Date of Report (Date of earliest event reported)


                        AMERICAN OILFIELD DIVERS, INC.
            (Exact name of Registrant as specified in its charter)


       LOUISIANA                      0-22032                72-0918249
State or other jurisdiction         (Commission           (I.R.S. Employer
    of incorporation)               File Number)       Identification Number)



                             130 East Kaliste Saloom Road
                              Lafayette, Louisiana 70508
                 (Address of principal executive offices) (Zip Code)



                                  (318) 234-4590
                 (Registrant's telephone number, including area code)



                                    Not Applicable
             (Former name or former address, if changed since last report)




Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     The consolidated financial statements of Hard Suits Inc. ("HSI"), the notes thereto, and the HSI interim financial statements appearing on certain pages following the American Oilfield Divers, Inc. Index to Financial Statements (the "Index") in the American Oilfield Divers, Inc. (the "Company") Registration Statement on Form S-2 (File No. 333-18153) (the "Form S-2") are incorporated herein by reference. The report thereon of Arthur Andersen & Co. appears on page F-1 hereof.

(b)  Pro Forma Financial Information.

     The pro forma combined financial statements of the Company reflecting the acquisition by the Company of HSI appearing on certain pages following the Index in the Form S-2 are incorporated herein by reference.

(c)  Exhibits.

     23.1 Consent of Arthur Andersen & Co.

     99.1 Consolidated financial statements of Hard Suits Inc. ("HSI"), the notes thereto, and HSI interim financial statements. Incorporated by reference from the American Oilfield Divers, Inc. (the "Company") Registration Statement on Form S-2 (File No. 333-18153) (the "Form S-2").

     99.2 Pro forma combined financial statements of the Company. Incorporated by reference from the Form S-2.

                            ARTHUR ANDERSEN & CO.

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                               AUDITORS' REPORT
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To the Shareholders of
Hard Suits Inc.:


We have audited the consolidated balance sheets of Hard Suits Inc. (a British Columbia company) as at December 31, 1995 and 1994 and the consolidated statements of operations, deficit and changes in financial position for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 1995 and 1994 and the results of its operations and the changes in its financial position for the years then ended in accordance with generally accepted accounting principles in Canada. As required by the British Columbia Company Act, we report that, in our opinion, these principles have been applied on a consistent basis.

                                         /s/ Arthur Andersen & Co.

Vancouver, British Columbia
March 8, 1996.



Comments by Auditors for United States of America Readers
On Canada-United States Reporting Conflict

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph when the consolidated financial statements are affected by significant uncertainties such as described in Note 1 ("Future Operations") to the consolidated financial statements. Our report to the shareholders dated March 8, 1996 is expressed in accordance with Canadian reporting standards, which do not permit a reference to such uncertainties in the auditors' report when the uncertainties are adequately disclosed in the consolidated financial statements.

                                         /s/ Arthur Andersen & Co.

Vancouver, British Columbia
March 8, 1996.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   /s/ Cathy M. Green
                              By: ___________________________________
                                           Cathy M. Green
                                      Vice President - Finance
                                    and Chief Financial Officer

Dated:  December 20, 1996


                             EXHIBIT INDEX

                                                                  Sequestially
                                                                    Numbered
Exhibit No.               Description of Exhibits                      Page
-----------               -----------------------                  -----------
23.1          Consent of Arthur Andersen & Co.

99.1          Consolidated financial statements of Hard Suits Inc.
              ("HSI"), the notes thereto, and HSI interim financial statements. Incorporated by reference from the American Oilfield Divers, Inc. (the "Company") Registration Statement on Form S-2 (File No. 333-18153) (the "Form S-2").

99.2          Pro forma combined financial statements of the Company.
              Incorporated by reference from the Form S-2.